EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Horizon Kinetics Holding Corporation (“HKHC”) on Form 10-Q for the three and six months ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Bregman, Co-Chief Executive Officer of HKHC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HKHC.

Dated: August 13, 2026	/s/ Steven Bregman
Co-Chief Executive Officer (Co-Principal Executive Officer)